UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 16, 2007

NOBLE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-118632	71-0934772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3044 North 33rd Ave. Phoenix, AZ 85017	85017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 538-4718

XSInventory

2950 E. Flamingo Rd., Suite E-6D

Las Vegas, NV 89121

(Former name or former address, if changed since last report.)

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

(a)          On May 16, 2007, the Registrant entered into a termination and retirement agreement (“Retirement Agreement”) with Michael Evangelista, the Registrant’s sole officer. The Retirement Agreement acknowledged it was in the mutual best interest for Mr. Evangelista to terminate his services with the Registrant as an officer and employee. Pursuant to the agreement, the Registrant agreed to pay Mr. Evangelista a one time payment of $2,500 and in return Mr. Evangelista agreed to tender all of his shares (14,965,695) of the Registrant’s common stock back to the Registrant. Additionally, both Mr. Evangelista and the Registrant agreed to mutual releases of any claims. A copy of the agreement is attached hereto as Exhibit 10.7.

(b)          On May 16, 2007, the Registrant entered into an employment agreement (“Employment Agreement”) with James Cole, to serve as its President. The Employment Agreement is for three years commencing on May 16, 2007 and expiring on May 17, 2010. Mr. Cole is entitled to the following compensation pursuant to the Employment Agreement.

•	The Registrant has agreed to pay Mr. Cole a base salary of $180,000 for his first year of employment; $198,000 for his second year of employment; and $218,000 for his third year of employment.
•	As a one time bonus, Mr. Cole shall be entitled to 100,000 shares of the Registrant’s common stock, which is to be issued immediately.
•

In addition to the basic salary, the Registrant agrees to give Mr. Cole a stock bonus of 100,000 shares of the Registrant’s common stock upon the Registrant beginning its first production run of products. Mr. Cole is entitled to an additional 100,000 shares of the Registrant’s common stock upon the Registrant achieving its first $1 million of sales. Finally, Mr. Cole will receive another 100,000 shares of the Registrant’s common stock as a bonus upon the Registrant achieving $5 million in sales.

•	Mr. Cole is entitled to two cash bonuses of $50,000 each upon completion of the Registrant’s product and upon the Registrant first legitimate sale and shipment of its product to its first customer.
•	The Registrant may terminate the agreement at any time, if termination, is for “cause” as defined in the Employment Agreement.
•	Mr. Cole may terminate the agreement by giving the Registrant 30 days prior written notice.
•

In the event that Mr. Cole dies during the term of the Employment Agreement, the Registrant shall pay to the estate of Mr. Cole any earned salary through the last day of the calendar month of his death.

•

Mr. Cole has agreed that for a period of two years after the termination of the Employment Agreement, he will not without the prior written consent of the Registrant’s board of directors directly or indirectly compete with the Registrant’s business.

A copy of the Employment Agreement is attached hereto as Exhibit 10.8.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sale of Equity Securities

On May 16, 2007, pursuant to the employment agreement with James Cole, the Registrant’s newly appointed officer and director, the Registrant agreed to issue 100,000 shares of common stock as a one time stock payment. We believe the issuance of the shares will be exempt from the registration and prospectus delivery requirement of the Securities Act of 1933 by virtue of Section 4(2). The shares are to be issued directly by the Registrant and did not involve a public offering or general solicitation. The recipient of the shares was afforded an opportunity for effective access to files and records of the Registrant that contained the relevant information needed to make his investment decision, including the Registrant’s financial statements and 34 Act reports. The Registrant reasonably believed that the recipient had such knowledge and experience in its financial and business matters that he was capable of evaluating the merits and risks of his investment. The recipient had the opportunity to speak with the Registrant’s management on several occasions prior to his investment decision.

On May 18, 2007, pursuant to the termination and retirement agreement, Michael Evangelista, the former sole officer and director of the Registrant, agreed to tender his 14,965,695 outstanding shares of the Registrant’s common stock. The Registrant intends to cancel those shares upon receipt.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers.

(b) Resignation of an Officer and Director

On May 16, 2007, Mr. Michael Evangelista submitted his resignation as the sole officer and director of the Registrant, effective immediately. Additionally, the Registrant agreed to a termination and retirement agreement with Mr. Evangelista, which is described above in Item 1.01 and attached hereto as Exhibit 10.7.

(c) Appointment of New Officer

On May 16, 2007, the Registrant appointed James Cole to serve as the Chief Executive Officer, Secretary and Treasurer of the Registrant. Mr. Cole did enter into an employment agreement with the Registrant, which is described in greater detail above under Item 1.01 and is attached hereto as Exhibit 10.8.

James Cole is the Registrant’s newly appointed President, Chief Executive Officer, Secretary, and Treasurer. Additionally, Mr. Cole has joined the Registrant’s Board of Directors. Mr. Cole has twenty years of experience in raising capital in the public and private sectors as well as seventeen years experience in growing private companies into successful public entities. Since 1996, Mr. Cole has served as the Chief Executive Officer of Datahand Systems, Inc., which develops, manufactures, and markets ergonomic alternative to computer keyboards. Additionally, Mr. Cole was the founder of Hidden Oaks Ventures in 1999, which provides investment and management services to various companies such as Tri-Steel Structures and Applebee’s International, Inc. Prior to his involvement with those entities, Mr. Cole served as senior operations executive and chief financial officer for a publicly traded printing equipment manufacturer. Mr. Cole received his Bachelors of Science and Arts in Accounting and Finance from Indiana University and has a Masters Degree in International Finance from the University of Chicago as well as a Master of Business Administration (MBA) from Emporia State University.

(d) Election of New Director

On May 16, 2007, the Registrant appointed Mr. Cole to serve on its Board of Directors. Mr. Cole will serve until the next annual meeting of the Registrant’s stockholders.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective May 16, 2007, the Registrant changed its name from XSInventory to Noble Innovations, Inc. The name change was effected pursuant to NRS 78.385 and 78.390 of the Nevada Revised Statutes after the Registrant received the written majority consent of the Registrant’s stockholders. Stockholders are not required to exchange currently outstanding stock certificates for new stock certificates. A copy of the Certificate of Amendment is attached hereto as Exhibit 3(i)(c).

In connection with the name change, the Registrant’s stock has been assigned the new CUSIP number 655051100. The Registrant has requested a new ticker symbol from the Over the Counter Bulletin Board (“OTCBB”) and will announce the new ticker symbol and the date on which trading under the new symbol will commence at such time as that information becomes available. Until the new symbol commences, the Registrant’s common stock will continue to trade on the OTCBB under the symbol “XSIV.OB”

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits

EXHIBITS

Exhibit Number	Description
3(i)(c)	Articles of Incorporation Certificate of Amendment for Noble Innovations, Inc.
10.7	Termination and Retirement Agreement with Michael Evangelista, dated May 16, 2007
10.8	Employment Agreement with James Cole, dated May 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Innovations, Inc.

By: /s/ James Cole

James Cole, Chief Executive Officer

Date: May 23, 2007